WAIVER NO. 2 dated as of March 26, 2004, (this
"Waiver") to the FIVE-YEAR CREDIT AGREEMENT dated as
of October 28, 1999, as amended through the date hereof (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CROMPTON
CORPORATION (formerly known as CK Witco Corporation) (the
"Company"); the Eligible Subsidiaries referred to therein; the
BANKS referred to therein; JPMORGAN CHASE BANK, as
Syndication Agent; CITICORP USA, INC. (as successor to
Citibank, N.A. in its capacity as Administrative Agent), as
Administrative Agent; and BANK OF AMERICA, N.A. and
DEUTSCHE BANK SECURITIES INC. (formerly known as
DEUTSCHE BANC ALEX. BROWN INC.), as Co-
Documentation Agents.

WHEREAS, the Company, the Eligible Subsidiaries, the Banks, the Co-
Documentation Agents, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Banks have made and agreed to make certain loans to the Borrowers; and

WHEREAS, the Company has requested, and the Banks whose signatures appear below, constituting the Required Banks, have agreed that certain provisions of the
Credit Agreement be waived in the manner and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

    Defined Terms.  Capitalized terms used but not
    defined herein have the meanings assigned to them in the Credit Agreement.
    Waiver. The Required Banks hereby (a) waive
    the provisions of Section 5.09 of the Credit Agreement to the extent, and only to the extent, necessary to permit the sale by the Company of the
    Equity Interests held by it in Gustafson LLC, a Delaware limited liability company, and Gustafson Partnership, a general partnership formed under the laws of the Province of Ontario, Canada, (collectively, the "Gustafson
    Equity Interests    ") for cash in an aggregate amount at least equal to
    $100,000,000 (the "Proposed Sale") and (b) acknowledge and agree that the
    Proposed Sale shall not be deemed to utilize the basket set forth in clause
    (C) of Section 5.09 for sales, leases and transfers of the assets of the
    Company and its Subsidiaries; provided that the foregoing waiver shall be effective only if (i) the date the Proposed Sale is consummated shall be on or prior to June 30, 2004, and (ii) the Company shall prepay Loans in an amount equal to 100% of the Net Cash Proceeds of the Proposed Sale as
    required by Section 2.11(f) of the Credit Agreement.
    Collateral Release. The Banks hereby
    acknowledge and agree that, in accordance with the provisions of the
    Security Agreement, upon the completion of the sale of the Gustafson
    Equity Interests, any security interest held by the Collateral Agent for the benefit of the Secured Parties in the Equity Interests which are sold or otherwise transferred in such sale will, subject to the application of the proceeds of such sale as provided in Section 2 hereof, terminate without further action on the part of the Company, the Collateral Agent or any other party.
    Waiver Fee. The Company agrees to pay to
    the Administrative Agent, for the account of each Bank that shall have executed and delivered to the Syndication Agent a counterpart of this
    Waiver prior to 5:00 p.m., New York City time, on March 26, 2004, a nonrefundable waiver fee (the "Waiver Fee") equal to .05% of the aggregate amount of such Bank's Commitment, whether used or unused, on the date hereof, payable in immediately available funds.
    Representations and Warranties.  To induce the
    other parties hereto to enter into this Waiver, the Company hereby represents and warrants that:
      The representations and warranties set forth in Article 4 of the Credit
      Agreement are true and correct on and as of the date hereof, except (i) to the extent such representations and warranties specifically relate to an earlier date and (ii) with respect to
      Section 4.04(b) of the Credit Agreement, as to any matter which has heretofore been disclosed in writing by the Company to the Banks;
      No Default or Event of Default has occurred and is continuing;
      This Waiver shall, when duly executed and delivered by the Company and upon satisfaction of the conditions to effectiveness of this Waiver set forth in Section
      6 below, constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.
    Conditions to Effectiveness.  This Waiver shall
    become effective on the date on which each of the following conditions has been satisfied:
      The Syndication Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of the Company and the Required Banks.
      The Administrative Agent shall have received payment of the Waiver
      Fee.
    Effect of Waiver.  Except as expressly set
    forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the
    Banks under the Credit Agreement or any other Loan Document (except to the extent Section 3 hereof constitutes a release of all Liens, if any, on the
    Gustafson Equity Interests pursuant to the Security Agreement), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other
    Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit
    Agreement specifically referred to herein.
      Nothing herein will be deemed to reduce the obligations of any
      Subsidiary Guarantor under the Subsidiary Guarantee Agreement, which shall remain in full force and effect.
    Counterparts.  This Waiver may be executed
    by one or more parties to this Waiver in any number of separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
    APPLICABLE LAW.  THIS WAIVER
    SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
    BY THE LAWS OF THE STATE OF NEW YORK.
    Headings.  Section headings used herein are
    for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Waiver.
    Expenses.  The Company shall reimburse the
    Syndication Agent and the Collateral Agent for their reasonable out-of-
    pocket expenses in connection with this Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

IN WITNESS WHEREOF, the Company, the Administrative Agent and
the undersigned Banks have caused this Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

CROMPTON CORPORATION,

By

Name:
Title:

By

Name:
Title:

Each of the Subsidiary Guarantors hereby
acknowledges receipt of, and consents to the terms
of, this Waiver.

UNIROYAL CHEMICAL COMPANY, INC.
(D/B/A

CROMPTON MANUFACTURING COMPANY,
INC.),

By

Name:
Title:

By

Name:
Title:

CROMPTON INTERNATIONAL CORPORATION,

By

Name:
Title:

By

Name:
Title:

CITICORP USA, INC., individually, as
Administrative Agent and as Collateral Agent,

By

Name:
Title:

JPMORGAN CHASE BANK (formerly known as
THE CHASE MANHATTAN BANK), individually
and as Syndication Agent,

By

Name:
Title:

Name:
Title:

270 Park Avenue
New York, NY 10017

Signature Page to the Crompton
corporation WAIVER dated as of
MARCH 26, 2004 to the FIVE-YEAR Credit
Agreement dated as of October 28,
1999, as amended through the date
hereof

Name of Institution:__________________________________

By

 Name:
Title: